ILLUMENATE European Randomized Clinical Trial: Prof. Dr. Marianne Brodmann 12-Month Final Results for the Stellarex DCB Division of Angiology, Medical University Graz, Austria On behalf of Dr. Henrik Schröder Jewish Hospital, Berlin, Germany

Disclosures • Consulting/Honoraria for – Medtronic – BARD – Spectranetics – Intact Vascular – Avinger – Soundbite Medical – Rexgenero – Biotronik – Bayer – Daiichi – Böhringer Ingelheim – Astra Zeneca

ILLUMENATE EU RCT Overview  Stellarex DCB vs. PTA  Prospective, randomized, multi-center, trial  Patients will be followed for up to 5 years  Rigorous data collection process, independent adjudication by: • Angiographic Core Laboratory1 • Duplex Ultrasound Core Laboratory2 • Clinical Events Committee • Data Safety Monitoring Board  Monitoring with 100% source data verification 1.SynvaCore, Springfiedld, IL 2.VasCore, Boston, MA

ILLUMENATE EU RCT Investigators

Dr. Henrik Schroeder : Jewish Hospital, Berlin National Principal Investigator	**Prof. Marianne Brodmann:** LKH University Hospital Graz
Dr. Beata Lux: St Joseph Hospital, Berlin	**Prof. Peter Reimer:**Clinical Center, Karlsruhe
Dr. Dirk-Roelfs Meyer: Lutheran Hospital Hubertus, Berlin	**Prof. Markus Duex:** Hospital Nordwest GmbH, Frankfurt a. Main
Dr. Karsten Krueger: Vivantes Humboldt Hospital, Berlin	**Dr. Goetz Voshage:** Robert Koch Clinical Center, Gehrden
Dr. Karsten Krueger: Vivantes Clinic Spandau, Berlin	**Prof. Giovanni Torsello:** Saint Francis Hospital GmbH, Münster
Dr. Volker Sesselmann: SHR Central Clinic, Suhl	**Prof. Gunnar Tepe:** RoMed Hospital, Rosenheim
Prof. Martin Zwaan: Ammerland-Clinic GmbH, Westerstede	**Prof. Claus Nolte-Ernsting:** Lutheran Hospital, Mülheim
Prof. Thomas Albrecht: Vivantes Clinic Neukölln, Berlin	**Prof. Christian Loewe**: University Hospital, Vienna
Prof. Roman Fischbach: Altona-Asklepios Clinic, Hamburg	**Dr. Martin Werner:** Hanusch Hospital of WGKK Group, Vienna

AMP
THE AMPUTATION PREVENTION SYMPOSIUM
AUGUST 10–13, 2016

Objective and Primary Endpoints ILLUMENATE EU RCT Objective: Demonstrate safety and efficacy of the Stellarex DCB vs. standard PTA for treatment of arterial disease in the SFA and/or popliteal arteries Primary Safety Endpoint: Freedom from device- and procedure- related death through 30 days and freedom from target limb major amputation and clinically-driven TLR through 12 months Primary Efficacy Endpoint: Primary patency at 12 months, defined as freedom from restenosis (determined by duplex ultrasound PSVR ≤ 2.5) and freedom from clinically-driven TLR at 12 months

Study Device: Stellarex™ DCB (Spectranetics)



EnduraCoat™ technology:

- *Low dose paclitaxel, 2 µg/mm2*
- *Excipient: Polyethylene Glycol (PEG)*
- *Proprietary open-folded coating technology*

Balloon catheter features:

- *Catheter shaft designed for pushability*
- *Low 0.039” tip entry profile*
- *Flexible balloon and tip for tracking through tortuous anatomy*



CAUTION: Investigational device. Not for sale or distribution in the United States.

AMP
THE AMPUTATION PREVENTION SYMPOSIUM
AUGUST 10–13, 2016

Key Eligibility Criteria ILLUMENATE EU RCT Inclusion Criteria • Rutherford class 2, 3 or 4 • Lesion(s) located in the SFA and/or popliteal • Has at least one patent run-off below-the-knee • 1 or 2 target lesion(s) with cumulative length 3-20 cm • Target vessel reference diameter 4-6 mm Exclusion Criteria • Acute or sub-acute thrombus in target vessel • Significant inflow disease • In-stent restenosis • Severe calcification that precludes adequate PTA treatment • Use of adjunctive therapies (i.e. atherectomy or cutting/scoring balloons)

ILLUMENATE EU RCT Trial Design



Patient Eligible & Consented
Pre-dilatation N=328
Stent required (N=33)
(BMS + Stellarex)
Stent not required (N=295)
1 patient treated w/ DCB, but not randomized is excluded from the analyses
Randomization
(3:1)
Stellarex DCB (N=222)
PTA (N=72)
Provisional stenting as required
Provisional stenting as required
Post-dilatation as required
Post-dilatation as required
12 Month Follow-up
Compliance: 97%
12 Month Follow-up:
Compliance:100%

AMP
AUGUST 10–13, 2016

Baseline Patient Characteristics ILLUMENATE EU RCT ITT data set Stellarex PTA p Age (years) 66.8 ± 9.2 (222) 69.0 ± 8.6 (72) 0.079 Male 72.1% (160/222) 68.1% (49/72) 0.514 Rutherford Clinical Category 0.525 2 15.4% (34/221) 21.1% (15/71) 3 82.8% (183/221) 77.5% (55/71) 4 1.8% (4/221) 1.4% (1/71) Diabetes 37.4% (83/222) 36.1% (26/72) 0.846 Hypertension 77.9% (173/222) 83.3% (60/72) 0.326 Hyperlipidemia 61.7% (137/222) 68.1% (49/72) 0.332 Smoking Status 0.188 Never Smoked 10.8% (24/222) 16.7% (12/72) Previous or Current 89.2% (198/222) 83.3% (60/72) ABI 0.72 ± 0.21 (212) 0.69 ± 0.26 (68) 0.250

Baseline Angiographic Data ILLUMENATE EU RCT ITT Data Set: Per Core Lab Stellarex PTA p Lesion Length (cm)1 7.2± 5.2 (250) 7.1 ± 5.3 (79) 0.878 Lesion Type De Novo Restenotic 92.1% (234/254) 7.9% (20/254) 89.9% (71/79) 10.1% (8/79) 0.529 Total Occlusion 19.2% (48/250) 19.0% (15/79) 0.967 Calcification None/Mild Moderate Severe 55.8% (140/251) 31.5% (79/251) 12.7% (32/251) 59.5% (47/79) 30.4% (24/79) 10.1% (8/79) 0.775 Diameter Stenosis (%) 78.7 ± 16.0 (250) 80.8 ± 15.7 (79) 0.297 Reference Vessel Diameter (mm) 5.02 ± 0.79 (250) 4.77 ± 0.69 (79) 0.012 # of Patent Run-off Vessels 0 1 2 3 8.5% (18/211) 19.0% (40/211) 32.2% (68/211) 40.3% (85/211) 5.9% (4/68) 13.2% (9/68) 45.6% (31/68) 35.3% (24/68) 0.229

Procedural Characteristics ILLUMENATE EU RCT ITT data set Stellarex PTA p Pre-dilatation Performed1 100% (254/254) 98.7% (78/79) 0.237 Post-DCB/PTA Dissection Grades Grade A-C Grade D-F 61.1% (151/247) 1.2% (3/247) 74.0% (57/77) 0.0% (0/77) 0.095 Flow-limiting Dissection 0.4% (1/247) 0.0% (0/77) 1.000 Bail-out Stent Placement1 15.4% (39/254) 11.4% (9/79) 0.381 Post-procedure Diameter Stenosis (%) 23.6 ± 11.4 (251) 23.1 ± 10.3 (78) 0.724 1. Site-reported data

Primary Safety Endpoint Met ILLUMENATE EU RCT As-Treated Data Set 1. Composite of freedom from device and procedure-related death through 30 days & freedom from target limb major amputation & CD-TLR through 395 days. Per subject, as adjudicated by the CEC. 2. Numbers are % (n/N) [Events]- Denominator includes subjects with an event or those without an event having follow-up on or past the opening of the visit window. 3. Non-inferiority was evaluated from the 95% confidence limits based on the exact Farrington-Manning Score statistic. The non – inferiority margin of 5% was met. As pre-specified, superiority was subsequently assessed and achieved as the lower 95% confidence bound was greater than 0%.  Superiority Endpoint Achieved Primary Safety Endpoint1,2 Stellarex PTA Difference [95% CI] Superiority Endpoint3 As-Treated Data Set 94.1% (193/205) [90.0, 96.9] 83.3% (50/60) [71.5, 91.7] 10.8% [0.9%, 23.0%] Met ITT Data Set (Secondary Analysis) 94.1% (193/205) [90.0, 96.9] 83.3% (50/60) [71.5, 91.7] 10.8% [0.9%, 23.0%] Met

Key Safety Outcomes ILLUMENATE EU RCT As-Treated Data Set Stellarex PTA P2 12-Month MAEs1 6.8% (14/207) [20] 18.0% (11/61) [12] 0.008 Cardiovascular Death 1.0% (2/206) [3] 1.6% (1/61) [1] 0.542 Target Limb Amputation 0.5% (1/204) [1]3 0.0% (0/60) [0] >0.999 Clinically-Driven TLR 5.9% (12/205) [16] 16.7% (10/60) [11] 0.014 12-Month All-Cause Mortality 1.4% (3/207) 1.6% (1/61) >0.999 1. Numbers are % (n/N) [Events]- Denominator includes subjects with an event or those without an event having follow-up on or past the opening of the visit window. 2. Descriptive, post-hoc analyses; Hypothesis testing was not pre-specified. P-values presented are not adjusted for multiple testing. 3. Minor amputation (toe) on day 354, not device- or procedure-related per CEC

Primary Efficacy Endpoint Met ILLUMENATE EU RCT Stellarex PTA Difference [95% CI] P-value Primary Patency at 12 months1 ITT Data Set 83.9% (188/224) [78.5, 88.5] 60.6% (40/66) [47.8, 72.4] 23.3% [10.6%, 36.1%] P<0.001 As-Treated Data Set 83.9% (188/224) [78.5, 88.5] 61.5% (40/65) [48.6, 73.3] 22.4% [9.6%, 35.2%] P<0.001 2. The patency rate in the DCB arm exceeded that observed in the PTA arm and with the two-sided chi-square test p-value less than 0.05, superiority of the primary efficacy endpoint is claimed at the 1-sided alpha level 0.025. 1. Primary patency is defined as freedom from restenosis (determined by duplex ultrasound PSVR ≤ 2.5) and freedom from clinically-driven TLR at 12 months (through day 395).  Superiority Endpoint Achieved

Primary Patency at 12 Months: 89.0% ILLUMENATE EU RCT ITT Data Set P<0.001 by log-rank test 65.0% @ day 365 Primary patency is defined as freedom from restenosis (determined by duplex ultrasound PSVR threshold of 2.5) and freedom from clinically-driven TLR at 12 months. Assessed per lesion. KM estimates reported at day 395 to capture all patients and events within the full (and legitimate) 335-395 follow-up window. Rates from the middle of the protocol visit window (365 days) reported for consistency and comparative purposes with other trials. 83.4% @ day 395 89.0% @ day 365 61.2% @ day 395

CD-TLR1 Free at 12 Months: 94.8% ILLUMENATE EU RCT ITT3 Data Set 1. Clinically-driven TLR defined as reintervention due to PSVR≥2.5 (or >50% stenosis via angio) due to an increase in the RCC >1 category or deterioration in the ABI by >0.15 compared to maximum early post-procedural level. Per subject analysis. 2. Descriptive, post-hoc analyses; Hypothesis testing was not pre-specified. Log-rank p-value is post-hoc. 3. As-treated data set is considered the primary data set for the endpoint 85.3% @ day 365 P=0.010 by log-rank test2 83.1% @ day 395 94.8% @ day 365 94.1% @ day 395

Key Secondary Endpoints ILLUMENATE EU RCT ITT Data Set Percent of Subjects with Improvements at 12 Months vs. Baseline  Similar outcomes at 12 months, with almost 3x greater rate of reintervention in the PTA arm.1 1. CD-TLR rate in the Stellarex arm = 5.9% vs. 16.7% in the PTA arm 2. Data derived from 6 minute walk test outcomes and treadmill test outcomes combined

89.0% 89.5% 86.5% ILLUMENATE EU RCT N=222 ILLUMENATE FIH N=50 ILLUMENATE Global Interim Data N=220 Consistent Patency Rates Observed across 3 separate studies with Stellarex Kaplan-Meier estimates at day 365 shown 1. H. Schroeder et al. Catheter Cardiovasc Interv. 86:278-286 (2015). 2. P. Krishnan oral presentation. NCVH, New Orleans, June 2016. CAUTION: Stellarex is an Investigational Device 2 1

89.0% 65.0% 89.8% 66.8% 73.5% 56.8% Stellarex 2 µg/mm PTA IN.PACT Admiral 3.5 µg/mm PTA Lutonix 2 µg/mm PTA Data in Context with Core Lab* Adjudicated 12-Month Patency Rates ILLUMENATE EU-RCT IN.PACT SFA1 LEVANT 2 2 1. Tepe G. Oral presentation . Charing Cross. April 5–8, 2014. London, UK, 2014. 2. Rosenfield K, et al. NEJM 2015;373:145-53. Data overview for informational purposes only and not for head-to head comparison. *VasCore (Boston, MA); PSVR: 2.5, KM estimates at day 365 (360 for IN.PACT SFA) CAUTION: Stellarex is an Investigational Device 2 2 2

Data in Context: Clinically-Driven TLR at 12 Months



5.9%
16.7%
2.4%*
20.6%*
12.3%
16.8%
Stellarex 2µg/mm²
PTA
IN.PACT Admiral 3.5 µg/mm²
PTA
Lutonix 2µg/mm²
PTA
ILLUMENATE EU-RCT
IN.PACT SFA¹
LEVANT 2²

CAUTION: Stellarex is an Investigational Device

Data overview for informational purposes only and not for head-to head comparison

AMP THE AMPUTATION PREVENTION SYMPOSIUM

AUGUST 10–13, 2016

* only includes data through day 360, other studies report data through full follow-up window (day 395)

1. Tepe G, Laird J, Schneider P, et al. Drug-coated balloon versus standard percutaneous transluminal angioplasty for the treatment of superficial femoral and popliteal peripheral artery disease: 12-month results from the IN.PACT SFA randomized trial. *Circulation.* 2015;131(5):495-502 2. Rosenfield K, Jaff MR, White CJ et al. NEJM 2015;373:145-53

Conclusions • This robust randomized study confirms First-in- Human study results • Primary safety and efficacy endpoints met and superiority was demonstrated • Stellarex is a low-dose DCB with consistently positive results – Primary Patency= 89.0% at day 365 – Freedom from CD-TLR= 94.8% at day 365 • ILLUMENATE Pivotal Data will be released Fall 2016